UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D)
of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2014
The Mint Leasing, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52051	87-0579824
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

323 N. Loop West
Houston, Texas 77008
 (Address of principal executive offices)

(713) 665-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective September 23, 2014, The Mint Leasing, Inc. (“we”, “us” and the “Company”), entered into and closed the transactions contemplated by a Share Exchange Agreement (the “Exchange Agreement”) with Investment Capital Fund Group, LLC Series 20, a Delaware limited liability company, organized as a Delaware Series Business Unit (“ICFG”) and the sole shareholder of ICFG, Sunset Brands, Inc., a Nevada corporation (“Sunset”).

Pursuant to the Exchange Agreement, we acquired 100% of the issued and outstanding voting shares and 99% of the issued and outstanding non-voting shares of ICFG in exchange for 62,678,872 shares of our restricted common stock (representing 42.3% of our post-closing common stock, based on 85,654,416 shares of common stock issued and outstanding immediately prior to the closing of the Exchange Agreement and 148,333,288 shares of common stock issued and outstanding immediately after the closing).  ICFG owns 52 Gem Assets – “52 Sapphires from the King and Crown of Thrones collection”, which have a total carat weight of 3,925.17, and have been appraised to have a Retail Replacement Value as of August 30, 2014 of $108,593,753 (the “Assets”), the rights to which and ownership of were acquired by the Company in connection with the closing of the Exchange Agreement.

The beneficial owner (i.e., the person with investment and dispositive control) of the shares acquired by Sunset is J. Bert Watson, Sr., its Chairman.

The Company plans to use the Assets acquired as collateral to obtain additional funding.

The foregoing description of the Exchange Agreement is qualified in its entirety by reference to the full text thereof which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

The following table sets forth information regarding the beneficial ownership of our common stock as of the date of this filing (following the consummation of the closing of the Exchange Agreement (and the issuance of shares of common stock in connection therewith)), by: (i) each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (ii) each of our officers and directors (provided that Mr. Jerry Parish currently serves as our sole officer and director); and (iii) all of our officers and directors as a group.

Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our common stock subject to options or warrants currently exercisable or exercisable within 60 days after the date of this Prospectus are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. The following table is based on 148,333,288 shares of common stock outstanding as of the date of this filing when including the shares agreed to be issued in connection with the closing of the Exchange Agreement.

Unless otherwise indicated, the address of each individual named below is the address of our executive offices at 323 N. Loop West, Houston, Texas, 77008.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned		Total Voting Shares Beneficially Owned (2)
	Number	Percentage	Number	Percentage
Sole Officer and Director
Jerry Parish	44,678,872 (1)	29.7%	193,012,161 (3)	64.6%
(All of the Officers and Directors as a Group (1 person))	44,678,872 (1)	29.7%	193,012,161 (3)	64.6%

5% Shareholders
Victor Garcia 222 Detering Houston, Texas 77007	34,502,755	23.3%	34,502,755	11.6%

Sunset Brands, Inc. (4) 1637 Racetrack Rd., Ste 116 Jacksonville, FL 32259	62,678,872	42.3%	62,678,872	21.1%

(1)           Includes stock options to purchase 2,000,000 shares of common stock. The exercise price of the options is $0.10 per share, and the options expire on July 10, 2018.

(2)           Takes into account the voting ability of the Company’s Series B Preferred Stock shares which allow the holder to vote a number of voting shares equal to the total number of voting shares of the Company issued and outstanding as of any record date for any shareholder vote plus one additional share. The Series B Convertible Preferred Stock shares are convertible at the option of the holder with 61 days’ notice to the Company into 10 shares of common stock for each share of preferred stock issued and outstanding, which conversion rate may be increased by the Company’s sole director from time to time as provided in the preferred stock designations.  Mr. Parish holds all 2,000,000 outstanding shares of Series B Preferred Stock.

(3)           Includes the voting rights associated with the Company’s Series B Preferred Stock shares which are solely owned by Mr. Parish, as described above in footnote 2.

(4)           The beneficial owner of the shares held by Sunset Brands, Inc. is J. Bert Watson, Sr., its Chairman.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

As described above under “Item 2.01 Completion of Acquisition or Disposition of Assets”, in connection with the Exchange Agreement, the Company agreed to issue 62,678,872 shares of common stock to Sunset.

As described below under “Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers”, the Company re-priced certain options held by Jerry Parish, the Company’s sole director on September 23, 2014.

The Company claims an exemption from registration for such issuance and grant described above pursuant to Section 4(2) and/or Rule 506 of Regulation D of the Securities Act of 1933, as amended (the “Act”) since the foregoing issuance and grant did not involve a public offering, the recipients took the securities for investment and not resale, we took appropriate measures to restrict transfer, and the recipients were either (a) an “accredited investor”; and/or (b) had access to similar documentation and information as would be required in a Registration Statement under the Act. With respect to the transactions described above, no general solicitation was made either by us or by any person acting on our behalf. The transactions were privately negotiated. No underwriters or agents were involved in the foregoing issuance or grant and the Company paid no underwriting discounts or commissions. The securities sold are subject to transfer restrictions, and the certificate(s) evidencing the securities contain an appropriate legend stating that such securities have not been registered under the Act and may not be offered or sold absent registration or pursuant to an exemption therefrom.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective September 23, 2014, Jerry Parish, as sole director of the Company, approved a re-pricing of the 2 million options to purchase shares of the Company’s common stock at an exercise price of $3.00 per share which were originally granted to Mr. Parish in 2008, to provide for such options (which have fully vested to date and expire if unexercised on July 10, 2018), to have an exercise price of $0.10 per share.  The options were re-priced in consideration for services rendered to the Company by Mr. Parish as Chief Executive Officer, and due to the fact that the Company’s common stock has consistently traded well below the original $3.00 per share exercise price.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

Financial statements relating to ICFG are not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

(b)  Pro Forma Financial Information.

Pro forma financial information relating to ICFG is not included in this Current Report on Form 8-K, and to the extent required by this Item 9.01, will be filed by amendment to this Current Report on Form 8-K within seventy-one (71) calendar days from the date that this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description

2.1*	Share Exchange Agreement dated September 23, 2014, by and among The Mint Leasing, Inc., Investment Capital Fund Group, LLC Series 20 and Sunset Brands, Inc.
10.1*	Amended and Restated Incentive Stock Option Agreement – Jerry Parish (2,000,000 options to purchase shares of common stock at $0.10 per share) – September 23, 2014

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MINT LEASING, INC.

Date: September 23, 2014	By: /s/ Jerry Parish
Jerry Parish President & CEO

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Share Exchange Agreement dated September 23, 2014, by and among The Mint Leasing, Inc., Investment Capital Fund Group, LLC Series 20 and Sunset Brands, Inc.
10.1*	Amended and Restated Incentive Stock Option Agreement – Jerry Parish (3,000,000 options to purchase shares of common stock at $0.10 per share) – September 23, 2014

* Filed herewith.